UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2021

First Reserve Sustainable Growth Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40169	86-1662498
(State or incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

290 Harbor Drive, Fifth Floor, Stamford, CT		06902
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 661-6601

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of one warrant	FRSGU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	FRSG	The Nasdaq Stock Market LLC
Warrants, exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FRSGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities

On March 9, 2021, simultaneously with the closing of the initial public offering (the “IPO”) of First Reserve Sustainable Growth Corp. (the “Company”) and pursuant to a Private Placement Warrants Purchase Agreement dated March 4, 2021 by and between the Company and the Company’s sponsor, First Reserve Sustainable Growth Sponsor LLC (the “Sponsor”), the Company completed the private sale of 5,132,527 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant to the Sponsor, generating gross proceeds to the Company of $7,698,791. The Private Placement Warrants are identical to the warrants sold as part of the Units (as defined below) in the IPO, except that the Private Placement Warrants will be non-redeemable so long as they are held by the Sponsor or its permitted transferees. The Private Placement Warrants may be exercised by the Sponsor and its permitted transferees for cash or on a cashless basis. The Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 4, 2021, E. Perot Bissell, Mary Anne Brelinsky, Amy Francetic, Adam Grosser and Marvin Odum were appointed as members of the Board of Directors of the Company (the “Board”). The Board has determined that E. Perot Bissell, Mary Anne Brelinsky, Amy Francetic, Adam Grosser and Marvin Odum are “independent directors” as defined in the NASDAQ listing standards and applicable Securities and Exchange Commission (the “Commission”) rules. E. Perot Bissell, Amy Francetic and Adam Grosser will serve on the audit committee, with Mr. Bissell serving as chair of the audit committee. Mary Anne Brelinsky and Marvin Odum will serve on the compensation committee, with Ms. Brelinsky serving as chair of the compensation committee.

On March 4, 2021, the Company entered into indemnification agreements with Alex T. Krueger, Neil A. Wizel, Thomas S. Amburgey, Gary D. Reaves, E. Perot Bissell, Mary Anne Brelinsky, Amy Francetic, Adam Grosser and Marvin Odum that require the Company to indemnify these individuals to the fullest extent permitted under Delaware law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing description is qualified in its entirety by reference to the full text of the Indemnification Agreements, the form of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company’s Amended and Restated Certificate of Incorporation (as so amended, the “Certificate of Incorporation”) was approved on March 4, 2021. A description of the Certificate of Incorporation is contained in the section of the prospectus for the IPO, dated March 4, 2021 and filed pursuant to Rule 424(b) under the Securities Act (the “Prospectus”), entitled “Description of Securities” and is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 8.01	Other Events.

On March 4, 2021, the Company’s registration statement on Form S-1, as amended (File No. 333-252717) (the “Registration Statement”) was declared effective by the Commission, and the Company subsequently filed the Prospectus on March 5, 2021. On March 9, 2021, the Company completed its IPO of 22,243,955 units (the “Units”), including 2,243,955 Units that were issued pursuant to the underwriters’ partial exercise of their over-allotment option. The Units were issued pursuant to an underwriting agreement, dated March 4, 2021, among the Company, on the one hand, and Barclays Capital Inc. and Goldman Sachs & Co. LLC on the other hand. Each Unit had an offering price of $10.00 and consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-fourth of one warrant of the Company (each such whole warrant, a “Warrant”). Each Warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share.

Of the net proceeds of the IPO and the sale of the Private Placement Warrants, $222,439,550, including $7,785,384 of deferred underwriting discounts and commissions, has been deposited into a U.S. based trust account at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations, the proceeds from the IPO and the sale of the Private Placement Warrants held in the trust account will not be released from the trust account until the earliest to occur of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to approve an amendment to the Certificate of Incorporation (i) to modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if an initial business combination is not completed within 24 months from the closing of the IPO or (ii) with respect to any other material provision relating to the rights of holders of the Class A Common Stock or pre-initial business combination activity and (c) the redemption of the Company’s public shares if the Company is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	A Warrant Agreement, dated March 4, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated March 4, 2021, among the Company, its officers and directors and the Sponsor.

•	An Investment Management Trust Agreement, dated March 4, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated March 4, 2021, between the Company and the Sponsor.

•	A Private Placement Warrants Purchase Agreement, dated March 4, 2021, between the Company and the Sponsor.

Each of the foregoing agreements is attached as Exhibits 4.1, 10.1, 10.2, 10.3 and 10.4, respectively, and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibits
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated March 4, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated March 4, 2021, among the Company, its officers and directors and the Sponsor.
10.2	Investment Management Trust Agreement, dated March 4, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated March 4, 2021, between the Company and the Sponsor.
10.4	Private Placement Warrants Purchase Agreement, dated March 4, 2021, between the Company and the Sponsor.
10.5	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S-1 (Commission File No. 333-252717), filed February 26, 2021).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2021	First Reserve Sustainable Growth Corp.

	By:	/s/ Neil A. Wizel
	Name:	Neil A. Wizel
	Title:	Chief Executive Officer